HACCP CERTIFICATE

Certificate No.: CQC08H10224R1S/3500

THIS IS TO CERTIFY THAT

Production of 18L and Vacuum Packed Boiled Bamboo Shoots

in **Jian'ou Lujian Foodstuff Co., Ltd.**

Beijinkeng ,Shuixi,Jian'ou City,Fujian Province,P.R. China

is in full compliance and continually operating with
CAC/RCP1-1969, Rev.4(2003) Guidelines for the Application of
the Hazard Analysis Critical Control Points System

Certified since: Oct. 20, 2005   Valid from: Jul. 22, 2008   Valid until: Jul. 21, 2011

After a surveillance cycle, the certificate is valid only when used together with an Acceptance Notice of Surveillance Audit issued by CQC.
Please access www.cqc.com.cn for checking validity of the certificate.

Signed by: Wang Kejiao

CHINA QUALITY CERTIFICATION CENTRE

Section 9, No.188, Nansihuanxilu (South Fourth Ring Road) West Road), Beijing 100070,China

http://www.cqc.com.cn

C 0000020

HACCP CERTIFICATE

Certificate No.: CQC08H10224R1S/3500

THIS IS TO CERTIFY THAT

Production of 18L and Vacuum Packed Boiled Bamboo Shoots

in **Jian'ou Lujian Foodstuff Co., Ltd.**

Beijinkeng ,Shuixi,Jian'ou City,Fujian Province,P.R. China

is in full compliance and continually operating with CAC/RCP1-1969, Rev.4(2003) Guidelines for the Application of the Hazard Analysis Critical Control Points System

Certified since: Oct. 20, 2005 Valid from: Jul. 22, 2008 Valid until: Jul. 21, 2011

After a surveillance cycle, the certificate is valid only when used together with an Acceptance Notice of Surveillance Audit issued by CQC.
Please access www.cqc.com.cn for checking validity of the certificate

Signed by: Wang Kejiao

CHINA QUALITY CERTIFICATION CENTRE 中国质量认证中心

CHINA QUALITY CERTIFICATION CENTRE

Section 9, No.188, Nansihuan(the South Fourth Ring Road) Xilu(West Road), Beijing 100070,China

http://www.cqc.com.cn

C 0000020

2008年版

质量管理体系认证证书

证书编号：00108Q12324R1S/3500

兹证明

建瓯绿剑食品有限公司

中国福建省建瓯市水西北津坑

建立的质量管理体系符合标准：

ISO9001:2000

GB/T 19001-2000

通过认证范围如下：

18L及真空包装水煮笋的生产

删减内容：设计和开发

首次发证日期：2005年10月20日　本次发证日期：2008年7月17日　有效期至：2011年7月16日

CNAS C001-Q

Signed by: Wang Kejiao

CHINA QUALITY CERTIFICATION CENTRE 中国质量认证中心

中国质量认证中心

中国・北京・南四环西路188号9区　100070

http://www.cqc.com.cn

Q 0000140

CQC

QUALITY MANAGEMENT SYSTEM CERTIFICATE

Certificate No.: 00108Q12324R1S/3500

We hereby certify that

Jian'ou Lujian Foodstuff Co., Ltd.

Beijinkeng ,Shuixi,Jian'ou City,Fujian Province,P.R. China

by reason of its

Quality Management System

has been awarded this certificate for compliance with the standard

ISO9001: 2000

GB/T 19001-2000

The Quality Management System Applies in the following area

Production of 18L and Vacuum Packed Boiled Bamboo Shoots

Exclusions:Design and Development Requirement

Certified since: Oct. 20, 2005 Valid from: Jul. 17, 2008 Valid until: Jul. 16, 2011

Signed by: Wang Kejiao

CNAS IAF IQNet

CHINA QUALITY CERTIFICATION CENTRE

Q 0000140